                                                                     EXHIBIT 1.1



                    PEOPLE'S BANK CREDIT CARD MASTER TRUST
                      $ 379,000,000 Floating Rate Class A
                   Asset Backed Certificates, Series 1996-1

                      $ 21,000,000 Floating Rate Class B
                   Asset Backed Certificates, Series 1996-1


                            Underwriting Agreement


GOLDMAN, SACHS & CO.,
 as Representatives of
 the Class A Underwriters and
 as Class B Underwriters
85 Broad Street
New York, New York 10004


                                                                __________, 1996

Dear Sirs:

          People's Structured Finance Corp., a Connecticut corporation ("PSFC") and a wholly owned subsidiary of People's Bank, a Connecticut stock savings bank (the "Bank"), proposes, subject to the terms and conditions stated herein, to sell to the underwriters listed on Schedule A hereto (the "Underwriters"), an
                                                           ------------
aggregate of $379,000,000 principal amount of People's Bank Credit Card Master Trust Floating Rate Class A Asset Backed Certificates, Series 1996-1 (the "Class
                                                                           -----
A Certificates") and $21,000,000 Floating Rate Class B Asset Backed
- --------------
Certificates, Series 1996-1 (the "Class B Certificates" and, together with Class
                                  --------------------
A Certificates, the "Certificates").  We refer to you herein in your capacities
                     ------------
as Underwriters and as representatives of the Underwriters as the "Representatives".

          Each Certificate will represent an undivided interest in the People's Bank Credit Card Master Trust (the "Trust") established pursuant to a Pooling
                                    -----
and
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Servicing Agreement between the Bank, as Seller and as Servicer of the credit card receivables transferred to the Trust, and Bankers Trust Company, as trustee (the "Trustee"), dated as of June 1, 1993, as amended by the Amendment, dated as
      -------
of December 15, 1995, (the "P&S Agreement").  Additional credit card receivables
                            -------------
have been transferred to the Trust subsequent to the date of the P&S Agreement pursuant to Assignment No. 1 between the Bank and the Trustee, dated as of October 4, 1994 ("Assignment No. 1"), Assignment No. 2 between the Bank and the Trustee, dated as of July 14, 1995 ("Assignment No. 2") and Assignment No. 3 between the Bank and the Trustee, dated as of May 1, 1996 ("Assignment No. 3"). The Bank assigned to PSFC all of the Bank's right, title and interest in, to and under the Exchangeable Seller Certificate pursuant to the Assignment and Assumption Agreement (the "Assignment"), dated as of December 15, 1995. The Certificates will be issued pursuant to the P&S Agreement and the Series 1996-1 Supplement between People's Bank, as Transferor and Servicer, and Bankers Trust Company as Trustee, dated as of _____ __, 1996 (the "Series Supplement" and,
                                                     -----------------
together with the P&S Agreement, Assignment No. 1, Assignment No. 2 and Assignment No. 3, the "Pooling and Servicing Agreement"). The property of the
                       -------------------------------
Trust will include, among other things, receivables (the "Receivables")
                                                          -----------
generated from time to time in a portfolio of MasterCard and VISA credit card accounts, all monies due or to become due in payment of the Receivables, Recoveries and Interchange allocable to the Trust, the benefits of the funds and securities on deposit in a Cash Collateral Account with respect to the Certificates and an interest rate cap agreement for the exclusive benefit of the Class A Certificateholders and an interest rate cap agreement for the exclusive benefit of the Class B Certificateholders. To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

          1. PSFC and the Bank,as applicable, each represents and warrants to, and agrees with, the Underwriters that:

          (a) A registration statement in respect of the Certificates has been filed with the Securities and Exchange Commission (the "Commission"); such
                                                         ----------
 registration statement and any post-effective amendment thereto, each in the form heretofore delivered to the

 Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to PSFC's or the Bank's knowledge, as applicable, threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), being hereinafter called a "Preliminary Prospectus";
                  ---                                ----------------------
 the various parts of such registration statement, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the registration statement at the time it was declared effective, each as amended at the time such part of the registration statement became effective, being hereinafter called the "Registration Statement"; and such
                                          ----------------------
 final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, being hereinafter called the "Prospectus");
                                    ----------

          (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to either PSFC or the Bank by the Representatives expressly for use therein;

          (c) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein with respect to the Prospectus, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to either PSFC or the Bank by the Representatives expressly for use therein;

          (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, management, financial position, stockholders' equity or results of operations of either PSFC or the Bank or any of the Bank's other subsidiaries, on a consolidated basis, and (ii) neither PSFC, the Bank nor any of the Bank's other subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to PSFC or the Bank and its other subsidiaries, taken as a whole, that, in the case of either such clause (i) or (ii), would reasonably be expected to materially adversely affect the interests of the holders of the Certificates, otherwise than as set forth or contemplated in the Prospectus;

          (e) The Bank has been duly incorporated and is validly existing as a Connecticut stock savings bank in good standing under the laws of the State of Connecticut, with all power, authority and legal right necessary to own its properties and conduct its business as described in the Prospectus, and to enter into and perform its obligations under the Underwriting Agreement, and the Pooling and Servicing Agreement and had at all relevant times, and now has, the power, authority and legal right to acquire, own and sell the Receiv-ables, and is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals with respect to the Bank in each jurisdiction in which failure to qualify or to obtain such licenses or approvals would render any Receivable unenforceable by the Bank or the Trust or would have a material adverse effect on the Certificateholders, or any Enhancement Provider;

          (f) PSFC has been duly incorporated and is validly existing as a Connecticut corporation in good standing under the laws of the State of Connecticut, with all power, authority and legal right necessary to own its properties and conduct its business as described in the Prospectus, and to enter into and perform its obligations under the Underwriting Agreement and had at all relevant times, and now has, the power, authority and legal right to acquire, own and exchange the Exchangeable Seller Certificate, and is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such licenses or approvals would render any Receivable unenforceable by the Bank or the Trust or would have a material adverse effect on the Certificateholders, or any Enhancement Provider;

          (g) The Certificates have been duly authorized and, when executed, issued and delivered pursuant to the Pooling and Servicing Agreement, duly authenticated by the Trustee and paid for by the Underwriters in accordance with the terms of this Agreement, will have been duly and validly executed, authenticated, issued and delivered and will be entitled to the benefits provided by the Pooling and Servicing Agreement; the Pooling and Servicing Agreement has been duly authorized by the Bank and, when executed and delivered by the Bank, the Servicer and the Trustee, will constitute a valid and binding agreement of the Bank and the Servicer, subject (x) to the effect of any applicable bankruptcy, insolvency, reorganization, moratoriums, and other similar laws affecting creditors' rights generally, (y) to the effect of general principles of equity including (without limitation) concepts of materiality, reasonableness, good faith and fair deal-ing (regardless of whether considered in a proceeding in equity or at law), and
 (z) to the further qualification that certain remedial provisions in the Pooling and Servicing Agreement may be limited or rendered ineffective by the applicable laws of the State of New York or judicial decisions governing such provisions or holding their enforcement to be unreasonable under the then existing circumstances (but there exists in the Pooling and Servicing Agreement or pursuant to applicable law legally adequate remedies for a realization of the principal benefits purported to be provided thereby); the Certificates and the Pooling and Servicing Agreement conform to the descriptions thereof in the Prospectus in all material respects;

          (h) the Assignment has been duly authorized by PSFC and the Bank, as applicable, and constitutes a valid and binding agreement of PSFC and the Bank, subject to the effect of (x) any applicable bankruptcy, insolvency, reorganization, moratoriums, and other similar laws affecting creditors' rights generally and (y) general principles of equity including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law);

          (i) The issuance and sale of the Certificates and the compliance by PSFC and the Bank, as applicable, with all of the provisions of the Certificates, the Pooling and Servicing Agreement, the Assignment and this Agreement, as applicable, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation of any lien, mortgage, pledge, charge, security interest or encumbrance (collectively, "Liens"), other than as contemplated in or permitted
                             -----
 by the Pooling and Servicing Agreement, upon any property or assets of PSFC or the Bank, as applicable, pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which any of PSFC, the Bank or any of the Bank's other subsidiaries is a party or by which any of them is bound or to which any of the property or assets of any of PSFC, the Bank or any of the Bank's other subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of PSFC or of the Articles of Incorporation or By-laws of the Bank, as applicable, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over any of PSFC, the Bank or any of the Bank's other subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Certificates or the consummation by PSFC or the Bank, as applicable, of the transactions contemplated by this Agreement, the Assignment or the Pooling and Servicing Agreement, except the filing of Uniform Commercial Code financing statements with respect to the Receivables, the registration under the Act of the Certificates, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Certificates by the Underwriters;

          (j) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which either PSFC or the Bank, as applicable, is a party or of which any property of either PSFC or the Bank is the subject which are reasonably probable of adverse determination and which, if determined adversely to PSFC or the Bank, as applicable, would have a material adverse effect on the financial position, stockholders' equity or results of operations of PSFC or the Bank or which could interfere with or adversely affect the consummation of the transactions contemplated herein, or in the Pooling and Servicing Agreement; and, to the best of PSFC's and the Bank's knowledge, as applicable, no such proceedings are threatened or contemplated by governmental authorities or threatened by others except as set forth in or contemplated by the Prospectus;

          (k) Neither PSFC, the Bank nor any of the Bank's affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

          (l) KPMG Peat Marwick, who have certified the statistical data included in the Registration Statement, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

          (m) At the Time of Delivery (as specified in Section 4 hereof), the representations and warranties of the Seller and of the Servicer, made in Sections 2.3 and 3.3, respectively, of the Pooling and Servicing Agreement shall be true and correct; and the representations and warranties of the Seller relating to the Receivables made in Section 2.4 of the Pooling and Servicing Agreement shall be true and correct; provided, however, that the breach of any
                                      --------  -------
 such representations and warranties in Section 2.4 of the Pooling and Servicing Agreement shall not be deemed to be a breach hereunder unless such breach materially adversely affects the interests of the holders of either the Class A Certificates or the Class B Certificates;

          (n) At the time of execution and delivery of the Pooling and Servicing Agreement, the Bank had good and marketable title to the Receivables transferred to the Trustee pursuant thereto, free and clear of any Liens (other than as contemplated in the Pooling and Servicing Agreement), and will not have assigned to any Person any of its right, title or interest in the Receivables or in such Pooling and Servicing Agreement and PSFC will not have assigned to any Person any of its right, title or interest in the Certificates being issued pursuant to the Pooling and Servicing Agreement (other than, in each case, as contemplated in the Pooling and Servicing Agreement); the Bank had at such time the power and authority to transfer the Receivables to the Trustee; PSFC has the power and authority to transfer the Certificates to the Underwriters, and, upon execution and delivery to the Trustee of the Series Supplement by the Transferor and execution, authentication and delivery to the Underwriters of the Certificates by the Transferor, the Trustee will have good and marketable title to or a perfected security interest in the Receivables and the Underwriters will have good and marketable title to the Certificates, in each case free and clear of any Liens (other than Liens created by the Underwriters and other than as contemplated in Section 2.5(b) of the Pooling and Servicing Agreement);

 (o) Any taxes, fees and other governmental charges imposed upon PSFC or the Bank or on the assets of the Trust in connection with the execution, delivery and issuance by the Bank of this Agreement, the Pooling and Servicing Agreement and the Certificates and which are due at or prior to the Time of Delivery have been or will have been paid by PSFC or the Bank, as applicable, at or prior to the Time of Delivery;

          (p) The Receivables pledged by the Bank to the Trustee under the Pooling and Servicing Agreement have an aggregate outstanding balance determined as of __________ __, 1996 ("the Series Cut-Off Date"), in accordance with the Pooling and Servicing Agreement of not less than $______________;

          (q) The Trust is not an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"); and
                        --------

          (r) Neither the Pooling and Servicing Agreement nor any indenture is required to be qualified under the Trust Indenture Act of 1939.

          2. Subject to the terms and conditions herein set forth, PSFC agrees to sell and deliver to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from PSFC the number and type of Certificates set forth in Schedule A opposite the name of each such Underwriter. The Class A Certificates being purchased by the Underwriters hereunder are to be purchased at a purchase price equal to ______% of the principal amount thereof. The Class B Certificates being purchased by the Underwriters hereunder are to be purchased at a purchase price equal to ______% of the principal amount thereof.

          3. Upon the authorization by PSFC of the release of the Certificates, the Underwriters propose to offer the Certificates for sale upon the terms and conditions set forth in the Prospectus.

          4. The Certificates to be purchased by the Underwriters hereunder, in definitive or book-entry form, and in such authorized denominations and registered in such names as the Underwriters may request upon at least forty-eight hours' prior notice to PSFC, shall be delivered by or on behalf of PSFC to the Underwriters against payment by the Underwriters or on behalf of the Underwriters of the purchase price therefor, in immediately available funds, drawn to the order of PSFC, at the office of Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019, at 10:00 a.m. on June __, 1996, or at such other place and time and date as the Underwriters and PSFC may agree upon in writing, such time and date being herein called the "Time of Delivery" for such
                                                     ----------------
Certificates. Such Certificates will be made available for checking at least twenty-four hours prior to the Time of Delivery at the office of Mayer Brown & Platt described above.

          5.  PSFC and the Bank each agrees with the Underwriters:

          (a) To advise the Underwriters promptly of any proposal to amend or supplement the Registration Statement as filed, or the Prospectus, and will not effect such amendment or supplement without the consent of the Representatives, which consent shall not be unreasonably delayed or withheld; to prepare and file the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to advise the Underwriters, promptly after it receives notice thereof, of the time when the Registration Statement, or any amendment thereto, has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; to advise the Underwriters, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of the suspension of the qualification of the Certificates for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b) Promptly from time to time to take such action as the Underwriters may reasonably request to qualify the Certificates for offering and sale under the securities laws of such jurisdictions as the Underwriters may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Certificates, provided that in connection therewith neither PSFC nor the Bank shall be required to qualify as a foreign corporation or dealer in securities or to file a general consent to service of process in any jurisdiction;

          (c) To furnish the Underwriters with copies of the Prospectus in such quantities as the Underwriters may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Certificates and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify the Underwriters and to prepare and file with the Commission and furnish without charge to the Underwriters and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case the Underwriters are required to deliver a prospectus in connection with the sales of any of the Certificates at any time nine months or more after the date of issue of the Prospectus, upon the request of the Underwriters but at the expense of the Underwriters, to prepare and deliver to the Underwriters as many copies as the Underwriters may reasonably request of an amended or supplemented Prospectus complying with
 Section 10(a)(3) of the Act;

          (d) To make generally available to the Certificateholders, as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earnings statement of the Trust (which need not be audited) complying with
 Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Bank, Rule 158);

          (e) During the period beginning from the date hereof and continuing to and including the earlier of (i) the termination of trading restrictions on the Certificates, as notified to PSFC and the Bank by the Representatives, and
 (ii) the Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of any securities of PSFC or the Bank or a trust formed by the Bank which mature more than one year after the Time of Delivery and which are substantially similar to the Certificates, without the prior written consent of the Representatives;

          (f) So long as any Certificates are outstanding, to furnish to the Underwriters copies of all reports or other written communications (financial or other) furnished to holders of the Certificates, and deliver to the Underwriters as soon as they are available, copies of any reports and financial statements furnished to or filed by PSFC or the Bank with the Commission, or any national securities exchange on which the Certificates or any class of securities of the Bank are listed;

          (g) So long as any Certificates are outstanding, to furnish to the Underwriters copies of all such additional information concerning the business and financial condition of the Trust as the Underwriters may from time to time reasonably request; and

          (h) To the extent, if any, that the rating provided with respect to the Certificates by Standard & Poor's Ratings Group and Moody's Investors Service, Inc. is conditional upon the furnishing of documents or the taking of any other actions by PSFC or the Bank,

 PSFC or the Bank, as applicable, shall furnish such documents and take any such other actions.

          6. PSFC and the Bank each covenants and agrees with the Underwriters that together they will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the counsel and accountants of PSFC and the Bank, as applicable, in connection with the registration of the Certificates under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing this Agreement, the Pooling and Servicing Agreement, the Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Certificates; (iii) all expenses in connection with the qualification of the Certificates for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys;
(iv) any fees charged by securities rating services for rating the Certificates;
(v) any cost of preparing the Certificates; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Pooling and Servicing Agreement, and the Certificates; and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all of its own costs and expenses, including the fees of its counsel, transfer taxes on resale of any of the Certificates by it, and any advertising expenses connected with any offers it may make.

          7. The obligations of each of the Underwriters hereunder shall be subject, in its discretion, to the condition that all representations and warranties and other statements of each of PSFC and the Bank herein are, at and as of the Time of Delivery, true and correct, the condition that each of PSFC and the Bank shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of PSFC, the Bank or the Underwriters, threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives;

          (b) Since the respective dates as of which information is given in the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, management, financial position, stockholders' equity or results of operations of either PSFC or the Bank and its other subsidiaries on a consolidated basis otherwise than as set forth or contemplated in the Prospectus, the effect of which in the judgment of the Underwriters makes it impracticable to proceed with the public offering or the delivery of the Certificates on the terms and in the manner contemplated in the Registration Statement;

          (c) At the Time of Delivery, each of PSFC and the Bank shall have furnished to the Underwriters certificates of an executive officer of PSFC or the Bank, as applicable, as to the accuracy of the representations and warranties of PSFC or the Bank, as applicable, herein at and as of the Time of Delivery, as to the performance by PSFC or the Bank of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) through (c) of this Section and as to such other matters as the Underwriters may reasonably request;

          (d) Skadden, Arps, Slate, Meagher & Flom, counsel for the Underwriters, shall have furnished to the Underwriters such opinion or opinions, dated the Time of Delivery, with respect to the validity of the Pooling and Servicing Agreement, the Certificates, the Registration Statement, the Prospectus, and other related matters as the Underwriters may reasonably request, and such counsel shall have received from PSFC or the Bank and their counsel such papers and information as they may reasonably request from PSFC or the Bank and their counsel to enable them to pass upon such matters;

          (e) Mayer, Brown & Platt, counsel for PSFC and the Bank, shall have furnished to the Underwriters their written opinion, addressed to the Underwriters and dated the Time of Delivery, in form and substance satisfactory to the Underwriters and their counsel, substantially to the effect that:

                    (i) The Underwriting Agreement has been duly authorized, executed and delivered by the each of PSFC and Bank;

                    (ii) The Certificates have been duly authorized, executed and delivered by the Bank and, when duly authenticated in accordance with the terms of the Pooling and Servicing Agreement and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be validly issued and entitled to the benefits provided by the Pooling and Servicing Agreement;

                    (iii) The Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Bank and constitutes the legal, valid and binding agreement of the Bank enforceable against the Bank in accordance with its terms, subject (x) to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, (y) to the effect of general principles of equity including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law), and (z) with respect to the Pooling and Servicing

          Agreement, to the further qualification that certain remedial provisions in the Pooling and Servicing Agreement may be limited or rendered ineffective by the applicable laws of the State of New York or judicial decisions governing such provisions or holding their enforcement to be unreasonable under the then existing circumstances (but, in such counsel's opinion, there exists in the Pooling and Servicing Agreement or pursuant to applicable law legally adequate remedies for a realization of the principal benefits purported to be provided thereby);

                    (iv) The Assignment has been duly authorized, executed and delivered by each of PSFC and the Bank and constitutes the legal, valid and binding agreement of each of PSFC and the Bank enforceable against PSFC and the Bank in accordance with its terms, subject (x) to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally and (y) to the effect of general principles of equity including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law);

                    (v) The Pooling and Servicing Agreement need not be qualified under the Trust Indenture Act of 1939, as amended; and the Trust is not now, and immediately following the sale of the Certificates pursuant to the Underwriting Agreement will not be, required to register under the 1940 Act;

                    (vi) Such counsel has participated in the preparation of the Registration Statement and Prospectus. From time to time, such counsel has had discussions with the officers and employees of PSFC and the Bank, the independent accountants of PSFC and the Bank, and employees and representatives of the Underwriters concerning the information contained in the Registration Statement and Prospectus. Based thereupon such counsel is of the opinion that the Registration Statement and the Prospectus (except for the operating statistics, financial statements, financial schedules and other financial and operating data included therein, as to which it expresses no view) comply as to form with the Act and the rules and regulations thereunder;

                    (vii) The statements in the Prospectus under "Certain Legal Aspects of the Receivables," insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, have been reviewed by such counsel and are correct in all material respects. Furthermore, insofar as the statements contained in the Registration Statement purport to summarize certain provisions of the Certificates and the Pooling and Servicing Agreement, such statements present summaries of such provisions that are accurate in all material respects;

                    (viii) The Registration Statement has become effective under the Act, and the Prospectus has been filed with the Commission pursuant to Rule 424(b) thereunder in the manner and within the time period required by Rule 424(b). To the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened by the Commission. Such counsel does not know of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required;

                    (ix) Such counsel has not independently verified and is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness (except as set forth in paragraph
          (vi) above and under the headings "Prospectus Summary--Tax Status," "Prospectus Summary--ERISA Considerations," "Certain Federal Income Tax Consequences" and

          "Certain Employee Benefit Plan Considerations") of the information contained in the Registration Statement and Prospectus. Based upon the participation and discussions described above, no facts have come to such counsel's attention that cause it to believe that the Registration Statement, as of its effective date (except for the financial statements, financial schedules and other financial data included therein as to all of which such counsel expresses no view), contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus, as of its date and as of the Closing Date (except for the financial statements, financial schedules, and other financial data included therein as to which such counsel expresses no view) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and

                    (x) The Receivables are accounts or general intangibles as defined in the Uniform Commercial Code.

 In rendering such opinion, such counsel shall be entitled to rely as to matters of fact upon such certificates or other assurances of public officials and such certificates of one or more officers of PSFC and the Bank or its other subsidiaries or the legal opinion of the general counsel of the Bank as such counsel shall reasonably deem necessary.

          (f) Mayer, Brown & Platt, counsel for PSFC and the Bank, shall have furnished to the Underwriters their opinion or opinions, dated the Time of Delivery and satisfactory in form and substance to the Underwriters and its counsel, with respect to certain matters relating to the transfer of the Receivables to the Trust, and the Financial Institutions Reform, Recovery and Enforcement Act with respect to the effect of receivership of the Bank and with respect to other related matters in a form previously approved by the Underwriters and its counsel;

          (g) Mayer, Brown & Platt, special tax counsel for the Bank, shall have furnished to the Underwriters their opinion or opinions, dated the Time of Delivery and satisfactory in form and substance to the Underwriters, to the effect that for federal and New York State income tax purposes the Certificates will be characterized as indebtedness of the Bank that is secured by the Receivables, and that the Trust will be treated as a mere security device for Federal and New York State income tax purposes, and the statements set forth in the Prospectus under the headings "Prospectus Summary -- Tax Status," "Prospectus Summary -- ERISA Considerations," "Certain Federal Income Tax Consequences" and "Certain Employee Benefit Plan Considerations" are a fair and accurate summary of the material tax consequences of the issuance and holding of the Certificates;

          (h) Pullman & Comley, LLC, special Connecticut tax counsel for the Bank, shall have furnished to the Underwriters their opinion, dated the Time of Delivery and satisfactory in form and substance to the Underwriters and its counsel, to the effect that for Connecticut state income tax purposes the Certificates will be characterized as indebtedness of the Bank that is secured by the Receivables and that the Trust will be treated as a mere security device for Connecticut state tax purposes;

          (i) Pullman & Comley, LLC, special Connecticut counsel for PSFC and the Bank, shall have furnished to the Underwriters their opinion or opinions, dated the Time of Delivery and satisfactory in form and substance to the Underwriter and its counsel, with respect to the perfection of the Trust's interest in the Receivables and with respect to the applicability of certain provisions of Connecticut state banking law with respect to the effect of receivership of the Bank and with respect to other related matters in a form previously approved by the Underwriters and its counsel;

          (j) William T. Kosturko, general counsel of each of PSFC and the Bank, shall have furnished to the Underwriters his written opinion, addressed to the

 Underwriters and dated the Time of Delivery, in form and substance satisfactory to the Underwriters and their counsel, substantially to the effect that:

                    (i) The Bank has been duly incorporated and is validly existing as a Connecticut stock savings bank in good standing under the laws of the State of Connecticut, with power, authority and legal right necessary to own its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Underwriting Agreement, and the Pooling and Servicing Agreement and had at all relevant times, and now has, the power, authority and legal right to acquire, own and sell the Receivables, and is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals with respect to the Bank in each jurisdiction in which failure to qualify or to obtain such licenses or approvals would render any retail installment sale contract or any Receivable unenforceable by the Bank or the Trust or would have a material adverse effect on the Certificateholders, or any Enhancement Provider;

                    (ii) PSFC has been duly incorporated and is validly existing as a Connecticut corporation in good standing under the laws of the State of Connecticut, with all power, authority and legal right necessary to own its properties and conduct its business as described in the Prospectus, and to enter into and perform its obligations under the Underwriting Agreement and had at all relevant times, and now has, the power, authority and legal right to acquire, own and exchange the Exchangeable Seller Certificate, and is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such licenses or approvals would render any Receivable unenforceable by the Bank or the Trust or would have a material adverse effect on the Certificateholders, or any Enhancement Provider;

                    (iii) The Underwriting Agreement, the Pooling and Servicing Agreement, the Certificates and the Assignment have been duly authorized, executed and delivered by the Bank;

                    (iv) The Underwriting Agreement and the Assignment have been duly authorized, executed and delivered by PSFC;

                    (v) No consent, approval, authorization or order of any governmental agency or body is required for (A) the performance by the Bank of its obligations under the Pooling and Servicing Agreement, or
          (B) the issuance by the Bank or sale of the Certificates by PSFC, except such as have been obtained under the Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Certificates by the Underwriters;

                    (vi) Neither the execution and delivery of the Underwriting Agreement and the Assignment by PSFC and the Bank, the Certificates or the Pooling and Servicing Agreement by the Bank nor the performance by PSFC or the Bank of the transactions therein contemplated will result in any material violation of any statute or regulation or any order or decree known to such counsel of any court or governmental authority binding upon PSFC or the Bank, as applicable, or their respective property, or conflict with, or result in a breach or violation of any term or provision of, or result in a default under any of the terms and provisions, of the Certificate of Incorporation, Articles of Incorporation or By-laws or any material indenture, loan agreement or other material agreement of PSFC or the Bank known to such counsel by which PSFC or the Bank is bound, or result in a violation, or contravene the terms, of any statute or regulation or, to the knowledge of such counsel, order applicable to PSFC or the Bank of any court, regulatory body, administrative agency or gov-ernmental body having jurisdiction over PSFC or the Bank, except such counsel need express no opinion as to any statute, order or regulation the violation of which would not have any material adverse effect on PSFC or the Bank or their respective activities or to which PSFC or the Bank may be subject as a result of the legal or regulatory status of the addressees of the opinion or as a result of such Persons' involvement in the transactions contemplated by the Underwriting Agreement, or the Pooling and Servicing Agreement;

                    (vii) There are no proceedings or investigations pending or, to the best knowledge of such counsel, threatened against PSFC or the Bank, before any governmental authority (i) asserting the invalidity of the Underwriting Agreement, the Pooling and Servicing Agreement, the Certificates or the Assignment, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by the Underwriting Agreement, the Pooling and Servicing Agreement, the Certificates or the Assignment, (iii) seeking any determination or ruling that would materially and adversely affect the performance by PSFC or the Bank of their respective obligations under the Underwriting Agreement, or the Pooling and Servicing Agreement, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of the Underwriting Agreement, the Pooling and Servicing Agreement, the Certificates or the Assignment, or (v) seeking to assert any tax liability against the Trust under the United States Federal, New York State or Connecticut State income tax systems;

                    (viii) The statements in the Prospectus concerning PSFC and the Bank and conduct of their respective business have been reviewed by such counsel and are correct in all material respects; and

                    (ix) Such counsel has not independently verified and is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness (except as set forth in paragraph (vii) above) of the information contained in the Registration Statement and Prospectus. Based upon the participation and discussions described in subsection 7(e)(vi) above, no facts have come to such counsel's attention that cause him to believe that the Registration Statement, as of its effective date (except for the financial statements, financial schedules and other financial data included therein as to all of which such counsel expresses no view), contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus, as of its date and as of the Closing Date (except for the financial statements, financial schedules, and other financial data included therein as to which such counsel expresses no view) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (k) On the effective date of the Registration Statement and the effective date of the most recently filed post-effective amendment to the Registration Statement and also at the Time of Delivery, KPMG Peat Marwick shall have furnished to the Underwriters letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Underwriters, containing statements and information of the type customarily included in accountants' "comfort letters" and "specified procedures letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus;

          (l) At the Time of Delivery, the Underwriters shall have received an opinion of Seward & Kissel, counsel to the Trustee, dated the Time of Delivery, and satisfactory in form and substance to the Underwriters and their counsel, to the effect that:

                    (i) the Trustee is a banking corporation duly incorporated and validly existing under the laws of the State of New York;

                    (ii) the Trustee has full power and authority to execute and deliver, and to perform its obligations under the Pooling and Servicing Agreement and to carry out the transactions contemplated by the Pooling and Servicing Agreement;

                    (iii) each of the P&S Agreement, Assignment No. 1, Assignment No. 2, Assignment No. 3, the Amendment and the Series Supplement has been duly authorized, executed and delivered by the Trustee;

                    (iv) assuming the due execution and delivery by the Bank of the Pooling and Servicing Agreement and that the Pooling and Servicing Agreement is the legal, valid and binding obligation of the Bank, the Pooling and Servicing Agreement constitutes a legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, liquidation and other similar laws affecting the enforceability of creditors' rights generally, and general principles of equity (regardless of whether the enforcement of such remedies is considered in a proceeding at law or in equity) as well as concepts of reasonableness, good faith and fair dealing;

                    (v) the Certificates have been duly authenticated by the Trustee pursuant to the Pooling and Servicing Agreement;

                    (vi) no approval, authorization or other action by or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the banking or trust powers of the Trustee is required in connection with the execution and delivery by the Trustee of the Pooling and

          Servicing Agreement or the performance by the Trustee thereunder; and

                    (vii) the execution and delivery of the Pooling and Servicing Agreement and the performance by the Trustee of their respective terms do not conflict with or result in a violation of (A) any United States of America or State of New York law or regulation governing the banking or trust powers of the Trustee or (B) the Articles of Incorporation or By-laws of the Trustee;

          (m) At the Time of Delivery, the Underwriters shall have received an opinion of Dechert Price and Rhoades, counsel to the Cash Collateral Depositor, addressed to the Underwriters, dated the Closing Date, satisfactory to the Underwriters and their counsel and substantially to the effect that:

               (i) The Cash Collateral Depositor is licensed by the Superintendent of Banks of the State of New York and qualified to do business as a New York branch in accordance with the provisions of
          Article V of the Banking Law of the State of New York.

               (ii) The Cash Collateral Depositor has the power and authority under the banking laws of the State of New York to enter into the Loan Agreement and to make the loan provided for therein.

               (iii) No authorization, consent or approval of or by any governmental authority of the United States or the State of New York is necessary for the execution, delivery and performance by the Cash Collateral Depositor of the Loan Agreement, except such authorizations, consents and approvals as are in full force and effect.

               (iv) The Loan Agreement, including the obligation to make the loan in accordance with the terms thereof, constitutes a valid and legally binding obligation of the Cash Collateral Depositor, enforceable against the Cash Collat-eral Depositor in accordance with its terms, except as such enforceability may be limited by (x) insolvency, liquidation, reorganization, moratorium or other laws affecting the enforcement of creditors' rights in general, as such laws would apply in the event of the insolvency, liquidation, reorganization of, or other similar occurrence with respect to, the Cash Collateral Depositor, or in the event of any moratorium or similar occurrence affecting the Cash Collateral Depositor, (y) the commencement of an ancillary case relating to the Cash Collateral Depositor under Section 304 of the Bankruptcy Code and by courts in the United States of America giving effect to foreign laws or foreign governmental action affecting creditors' rights against the Cash Collateral Depositor and (z) general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (n) At the Time of Delivery, the Underwriters shall have received an opinion of foreign counsel to the Cash Collateral Depositor and the Cash Collateral Depositor's principal office in ________ (the "Principal Bank"), addressed to the Underwriters, dated the Closing Date, satisfactory to the Underwriters and their counsel and substantially to the effect that:

               (i) The Principal Bank is a banking corporation duly organized and validly existing under the laws of ________ and has the corporate power under the laws of ________ to execute, deliver and perform its obligations under the Loan Agreement.

               (ii) The Loan Agreement has been duly authorized by the Principal Bank and, when duly executed and delivered by the Cash Collateral Depositor, will constitute the legal, valid and binding obligation of the Cash Collateral Depositor enforceable against the Principal Bank through the Cash Collateral Depositor in accordance with its terms.

               (iii) The Loan Agreement is enforceable in accordance with its terms against the Principal Bank's head office in ________ if the Cash Collateral Depositor defaults in its obligations under the Loan Agreement or the Principal Bank ceases to have a presence in New York City.

               (iv) The choice of the law of the State of New York to govern the Loan Agreement is valid under the laws of ________ and a court in ________ would uphold such choice of law in a suit or other proceeding on the Loan Agreement brought in a court of ________, provided that the application of such law to the case would not result in a contravention of ________ public policy.

               (v) Any final and conclusive judgment for a fixed and definite sum obtained against the Cash Collateral Depositor in any competent United States Federal or State court having jurisdiction over the Cash Collateral Depositor in respect of any suit, action or proceeding against the branch for the enforcement of the Loan Agreement, will upon request, be declared valid and enforceable against the Principal Bank by the competent courts at the legal domicile of the Principal Bank in ________ without relitigation of the matters adjudicated, provided that the contents of such final judgment are not contrary to, and the judgment has not been rendered in violation of, Japan public policy and provided that due process was not denied and the same subject matter was not first brought or earlier adjudicated in another court.

               (vi) The opinions expressed in paragraphs (ii) and (iii) may be subject to the following qualification: Such enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, moratorium or other similar laws affecting the rights of creditors against the Principal Bank generally, from time to time in effect, as the same would apply in the event of the bankruptcy, insolvency, liquidation or reorganization of, or other similar occurrence with respect to, the Principal Bank or in the event of a moratorium or similar occurrence affecting the Principal Bank.

               (vii) The obligations of the Principal Bank under the Loan Agreement rank pari passu with all deposits and other unsecured
                         ---- -----
          obligations of the Principal Bank except that the bankruptcy law of ________ provides for a number of priorities, the most material of which are (a) employment wage claims and (b) claims for national and local taxes.

               (viii) No license, consent or approval of, or registration with, any governmental department, agency, commission or regulatory authority of ________ is required in connection with the execution or performance of the Loan Agreement by the Cash Collateral Depositor, to make the Loan Agreement fully enforceable in accordance with its terms.

          (o) The Underwriters shall have received evidence satisfactory to the Underwriters that the Class A Certificates have received the rating of AAA by Standard & Poor's Ratings Group and the rating of Aaa by Moody's Investors Service, Inc., the Class B Certificates shall have received the rating of A from Standard and Poor's Ratings Group and a rating of A2 from Moody's Investor's Service, Inc. and such ratings shall not have been rescinded or lowered, or at the Time of Delivery be under surveillance or review;

          (p) At the Time of Delivery, the Underwriters shall have received one or more opinions of counsel to _______________ (the "Interest Rate Cap Provider"), addressed to you, in form and substance satisfactory to the Underwriters and their counsel regarding the due authorization, execution, delivery and enforceability by or against the Interest Rate Cap Provider of the interest rate cap agreements, the first to be dated June __, 1996, between People's Bank and the Interest Rate Cap Provider, and the second to be dated on or prior to June __, 1996, between the Trustee and the Interest Rate Cap Provider (the interest rate cap agreements are collectively referred to herein as the "Interest Rate Cap"), and such other matters as the

 Underwriters or their counsel may reasonably request regarding the Interest Rate Cap.

          (q) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war if the effect of any such event specified in this clause (iii) in the reasonable judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Certificates on the terms and in the manner contemplated in the Prospectus;

          (r) The Underwriters shall have received evidence satisfactory to the Underwriters that, on or before the Time of Delivery, UCC-1 financing statements have been filed in the appropriate filing offices of the State of Connecticut and such other jurisdictions as counsel to PSFC and the Bank deems appropriate to reflect the interest of the Trustee in the Receivables;

          (s) At the Time of Delivery, the Underwriters shall have received any and all opinions of counsel and other memoranda prepared by any such counsel to PSFC and the Bank which have been addressed to or supplied to each Rating Agency rating the Certificates relating to, among other things, the security interest of the Trustee in the Receivables and certain monies due or to become due with respect thereto, certain bankruptcy issues and certain matters with respect to the Certificates. Any such opinions or memoranda shall be addressed to the Underwriters or shall indicate that the Underwriters may rely on such opinions as though they were addressed to the Underwriters, and shall be dated the Time of Delivery;

          (t) No Pay Out Event or other event or condition, which event or condition with notice, the passage of time or both would result in a Pay Out Event, shall have occurred or shall exist with respect to the Certificates at the Time of Delivery; and

          (u) All proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto and thereto shall be satisfactory in form and substance to the Representatives and their counsel and the Underwriters and their counsel shall have received such information, certificates or documents as the Underwriters or their counsel may reasonably request.

          8. (a) PSFC and the Bank will jointly and severally indemnify and hold harmless the Underwriters against any losses, claims, damages or liabilities, joint or several, to which the Underwriters may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriters for any legal or other expenses reasonably incurred by the Underwriters in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither PSFC nor the Bank shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to either PSFC or the Bank by the Underwriters for use therein; provided further that with respect to any untrue statement or omission or alleged untrue statement or omission made in any Preliminary Prospectus, or in the Prospectus, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any of the Underwriters to the extent that such loss, claim, damage or liability of such Underwriters results from the fact that such Underwriter sold Certificates to a person as to whom it shall be established that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the Prospectus or of the Prospectus as then amended or supplemented, if such delivery of such Prospectus or such amended or supplemented Prospectus was required under the Act, and if the Underwriters consented to and approved any such amendment or supplement to such Prospectus pursuant to Section 5(a) of this Agreement and if either PSFC or the Bank had previously furnished copies thereof to such Underwriters and the untrue statement or omission or alleged untrue statement or omission contained in such Preliminary Prospectus or the Prospectus was corrected in the Prospectus or the Prospectus as then amended or supplemented.

          (b) The Underwriters will indemnify and hold harmless PSFC and the Bank against any losses, claims, damages or liabilities to which either PSFC or the Bank may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any such amendment or supplement in reliance upon and in conformity with written information furnished to either PSFC or the Bank by the Underwriters expressly for use therein; and will reimburse PSFC and the Bank for any legal or other expenses reasonably incurred by PSFC or the Bank in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c)  Promptly after receipt by an indemnified party under subsection
 (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Any indemnifying party against whom indemnity may be sought shall not be liable to indemnify any indemnified party under this Section 8 if any settlement of any such action is effected without such indemnifying party's consent, which consent shall not be unreasonably withheld.

          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by PSFC and the Bank on the one hand and the Underwriters on the other from the offering of the Certificates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of PSFC and the Bank on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by PSFC and the Bank on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by PSFC bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by PSFC or the Bank on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. PSFC, the Bank and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Underwriters shall not be required to contribute any amount in excess of the amount by which the total price at which the Certificates underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriters has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) The obligations of PSFC and the Bank under this Section 8 shall be in addition to any liability which PSFC and the Bank may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriters within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of PSFC or the Bank and to each person, if any, who controls PSFC or the Bank within the meaning of the Act.

          9. The respective indemnities, agreements, representations, warranties and other statements of PSFC, the Bank and the Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriters or any controlling person of the Underwriters, PSFC, or the Bank, or any officer or director or controlling person of PSFC or the Bank, and shall survive delivery of and payment for the Certificates.

Anything herein to the contrary notwithstanding, the indemnity agreement of PSFC and the Bank in subsection (a) of Section 8 hereof, the representations and warranties in subsections (b) and (c) of Section 1 hereof and any representation or warranty as to the accuracy of the Registration Statement or the Prospectus contained in any certificate furnished by PSFC or the Bank pursuant to Section 7 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by PSFC or the Bank of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Act, shall not extend to the extent of any interest therein of a controlling person or partner of the Underwriters or a person who is a director, officer or controlling person of PSFC or the Bank when the Registration Statement has become effective, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Act. Unless in the opinion of counsel for PSFC and the Bank the matter has been settled by controlling precedent, PSFC or the Bank, as applicable, will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question whether such interest is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          10. (a) If any Underwriter shall default in its obligation to purchase the Class A Certificates which it has agreed to purchase hereunder, the non-defaulting Underwriters may in their discretion arrange for themselves as they may agree or another party or other parties to purchase such Class A Certificates on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Underwriters do not arrange for the purchase of such Class A Certificates, then PSFC shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Underwriters to purchase such Class A Certificates on such terms. In the event that, within the respective periods, the Underwriters notify PSFC that the Underwriters have so arranged for the purchase of such Class A Certificates or PSFC notifies the Underwriters that it has so arranged for the purchase of such Certificates, the Underwriters or PSFC shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and PSFC and the Bank agree to file promptly any amendments to the Registration Statement or the Prospectus which in the opinion of the Underwriters may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Class A Certificates.

          (b) If, after giving effect to any arrangements for the purchase of the Class A Certificates of a defaulting Underwriter by the non-defaulting Underwriters and PSFC as provided in subsection (a) above, the aggregate principal amount of such Class A Certificates which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Class A Certificates, then PSFC shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Class A Certificates which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase a pro rata portion of the Class A Certificates of the defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve the defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Class A Certificates of a defaulting Underwriter by the non-defaulting Underwriters and PSFC as provided in subsection (a) above, the aggregate principal amount of Class A Certificates which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Class A Certificates, or if PSFC shall not exercise the right described in subsection (b) above to require each non-defaulting Underwriter to purchase Securities of the defaulting Underwriter, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, PSFC or the Bank, except for the expenses to be borne by PSFC, the Bank and the Underwriters as provided in
Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve the defaulting Underwriter from liability for its default.

          11. If either the Class A Certificates or the Class B Certificates are not delivered by or on behalf of PSFC for any reason as provided herein, PSFC or the Bank will reimburse the Underwriters for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Certificates, but neither PSFC nor the Bank shall then have any further liability to the Underwriters except as provided in
Section 6 and Section 8 hereof.

          12. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to Goldman, Sachs & Co., at 85 Broad Street, New York, New York 10004, Attention: Registration Department; if to PSFC shall be delivered or sent by mail, telex or facsimile transmission to __________________, Attention: _____________; and if to the Bank shall be delivered or sent by mail, telex or facsimile transmission to the address of the Bank set forth in the Registration Statement, Attention: William T. Kosturko, Esq. Any such statements, request notices or agreements shall take effect upon receipt thereof.

          13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, PSFC the Bank and, to the extent provided in
Section 8 and Section 9 hereof, the officers and directors of PSFC and the Bank and each person who controls PSFC, the Bank or the Underwriters, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Certificates from the Underwriters shall be deemed a successor or assign by reason merely of such purchase.

          14. Time shall be of the essence in this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

          15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

          17. Any covenant, provision, agreement or term of this Agreement that is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

          18. Each Underwriter represents and warrants to, and agrees with, PSFC and the Bank that (w) it has complied and shall comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Certificates in, from or otherwise involving the United Kingdom; (x) it has only issued or passed on and shall only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Certificates to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995 or who is a person to whom the document may otherwise lawfully be issued or passed on; and (y) if that Underwriter is an authorized person under of the Financial Services Act 1986, it has only promoted and shall only promote (as the term is defined in Regulation 1.02 of the Financial Services (Promotion of Unregulated Schemes) Regulations 1991) to any person in the United Kingdom the scheme described in the Prospectus if that person is of a kind described either in Section 76(2) of the Financial Services Act 1986 or in Regulation 1.04 of the Financial Services (Promotion of Unregulated Schemes) Regulations 1991.

          If the foregoing is in accordance with your understanding, please sign and return two counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between the Underwriters and the Bank.



                              Very truly yours,


                              PEOPLE'S STRUCTURED FINANCE CORP.


                              By: _______________________
                                  Name:
                                  Title:


                              PEOPLE'S BANK


                              By: _______________________
                                  Name:
                                  Title:


Accepted as of the date hereof:


____________________________
 GOLDMAN, SACHS & CO.,
 as Representative on
 behalf of the Class A
 Underwriters and as
 Class B Underwriters

                                                                      SCHEDULE A
                                                                      ----------

                                               Aggregate
                                               Principal
                                               Amount of the
                                               Class A
Underwriter                                    Certificates
- ----------------------                         -------------

Goldman, Sachs & Co.                           $

                                               -------------
                                               $

                                               Aggregate
                                               Principal
                                               Amount of
Underwriter                                    the
- ----------------------                         Class B
                                               Certificates
                                               -------------
Goldman, Sachs & Co.                           $

                                               -------------
                                               $

